Goodwill - Additional Information (Detail) - GBP (£)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of information for cash-generating units [line items]
Goodwill	£ 7,224,000,000	£ 6,824,000,000	£ 6,899,000,000
Impairment of goodwill	0
Impairment of indefinite lived intangible assets	£ 0
Increase in discount rate	0.50%
Decrease in the compound annual growth rate for cash flow	2.00%
Decrease in nominal long-term market growth rates	0.50%
Impairment charges result from sensitivity analysis	£ 0
Description of sensitivity analysis	A sensitivity analysis has been performed based on changes in key assumptions considered to be reasonably possible by management: an increase in the discount rate of 0.5%, a decrease in the compound annual growth rate for cash flow in the five-year forecast period of 2.0%, and a decrease in the nominal long-term market growth rates of 0.5%. Following the disruption to the business due to Covid-19 a further sensitivity analysis has been performed on the Exhibitions cash generating unit which assumes a longer recovery period. Management forecasts reflect a range of downside scenarios including the Exhibitions business continuing to be impacted by Covid-19 related restrictions throughout 2021 with only gradual recovery in the following years. These sensitivity analyses show that no impairment charges would result from these scenarios.
Top of range [member]
Disclosure of information for cash-generating units [line items]
Growth in cash flows over forecast period	5 years
Nominal long-term market growth rates maximum forecast period	5 years
Accumulated amortisation [member]
Disclosure of information for cash-generating units [line items]
Goodwill	£ 1,151,000,000	1,178,000,000
Accumulated impairment [member]
Disclosure of information for cash-generating units [line items]
Impairment charge recorded in prior years	£ 9,000,000	£ 9,000,000